Exhibit 99.1

Satellogic, A Leader in Satellite Earth Imagery, to Go

Public Through Merger with Cantor Fitzgerald’s CF

Acquisition Corp. V

Proven leader in Earth Observation with vertically integrated platform, differentiated technology, and 17 commercial satellites in orbit, representing more capacity than the next four1 Earth Observation companies combined

Satellogic seeks to remap the entire surface of the Earth daily in sub-meter resolution and at an affordable price-point, creating unprecedented commercial applications within a $140 billion Total Addressable Market2 (“TAM”) opportunity

Transaction expected to allow Satellogic to scale its constellation, with the goal of reaching 300+ satellites by 2025, offering enhanced analytics capabilities for commercial, sustainability, and government applications through a live catalog of every square meter of Earth daily

Platform will provide vital information to power the conversation around global challenges including climate change, water and energy use, and food supply

Combination values Satellogic at an implied pro forma enterprise value of $850 million

Leading institutional investors committed to participate in the transaction through a PIPE of $100 million, including SoftBank’s SBLA Advisers Corp. and Cantor Fitzgerald

New York, NY, July 6, 2021 – Nettar Group, Inc. (“Satellogic” or the “Company”), a leader in high-resolution satellite data collection, and CF Acquisition Corp. V (Nasdaq: CFV) (“CFAC V”), a special purpose acquisition company sponsored by Cantor Fitzgerald, announced today that they have entered into a definitive merger agreement that will result in Satellogic becoming a publicly traded company. The transaction is expected to be completed early in the fourth quarter of 2021, subject to regulatory approvals and other customary closing conditions. After closing, Satellogic will trade on the Nasdaq under ticker symbol SATL.

Changing the Way We See the Earth: Using its proven technology at scale, Satellogic will be positioned to remap the Earth daily in high resolution and at an affordable price-point, cementing the Company’s position as a leader in Earth imagery and fundamentally changing the way people access and use satellite data. The Company’s unique, patented camera design captures 10 times more data from a single satellite than any other small Earth Observation satellite. Satellogic currently has 17 commercial satellites in orbit, including four launched on June 30. At 70 centimeters per pixel, the high-resolution images of Earth produced by Satellogic satellites add up to more capacity than the next four competitors combined. Each satellite collects approximately 300,000 sq km of data per day, significantly more than any competitor, and produces full-motion videos of up to two minutes in length.

Delivering Data to Solve the World’s Most Pressing Problems: Satellogic was founded to help solve some of the greatest challenges of our time: resource utilization and distribution. From tradeoffs between food, energy and water supplies, to monitoring the impacts of natural disasters, global health and humanitarian crises in the midst of a looming climate emergency; access to a continually refreshed source of global, high-quality data is critical to confronting some of the world’s most crucial issues.

1 BlackSky, Planet Labs, Inc., Maxar Technologies, and Airbus SE

2 Source: Euroconsult

Highly Scalable, Vertically Integrated and Competitive Operating Model: Satellogic designs and manufactures every core component that goes into creating and manufacturing its satellites. This vertical integration provides a significant cost advantage, enabling Satellogic to produce and launch satellites for less than one-tenth the cost of its competitors, which buy components and use third-party assemblers. It also results in shorter R&D cycles and the ability to efficiently scale while maintaining overall quality. By comparison, Satellogic is achieving over 60 times better unit economics than its closest peers in the NewSpace sector, and more than 100 times better unit economics than legacy competitors.

Unparalleled Commercial and Government Applications: Satellogic’s vastly superior unit economics unlock the $140 billion+ TAM opportunity for Earth Observation commercial applications. Satellogic recently signed a multiple-launch agreement with SpaceX to deploy the full constellation of 300+ satellites, which it expects to complete by 2025. Once fully deployed, this will enable Satellogic to be the only company capable of remapping the world at resolutions as high as 30 centimeters and at the frequency required to address virtually all commercial applications.

Emiliano Kargieman, CEO & Co-Founder of Satellogic, said:

“Since our founding, Satellogic has been committed to our mission of democratizing access to geospatial data to help solve the world’s most pressing problems. Today’s transaction is a significant milestone and brings us one step closer to fulfilling that goal. The merger will allow us to continue building out our constellation of satellites and maintain our position as a global leader in sub-meter imagery. Satellogic is poised to be the only company capable of remapping the world daily at the sub-meter resolution necessary to address commercial applications affordably. We are grateful to our talented and ambitious team who have developed best-in-class technology, a strong track record of delivering satellites to orbit, and the ability to scale at near-zero marginal cost.”

Howard W. Lutnick, Chairman & CEO of CFAC V and Cantor Fitzgerald said:

“Satellogic is uniquely positioned to dominate the Earth Observation industry. Its technology, data, and analytics have vast use cases across countless industries. Imagine insurance companies being able to document disaster damage in real-time detail remotely. Or an app providing direct daily satellite data to a farmer about the best time to harvest crops. Or bringing live documentation of deforestation or rising sea levels to policymakers to drive the discussion around climate change. The possibilities are limitless. We are excited to partner with Emiliano and the rest of the Satellogic team as they endeavor to build and launch 300+ satellites in the constellation and unlock the significant opportunity for commercial applications to enable smarter global decision-making.”

Transaction Overview

On July 5, 2021, Satellogic entered into a definitive merger agreement with CFAC V. The transaction reflects an implied pro forma enterprise value of $850 million for Satellogic, representing a multiple of approximately 1.1x projected revenue of approximately $800 million by 2025.

The transaction is expected to result in cash on the balance sheet of up to approximately $274 million, after transaction expenses and debt repayment, through the contribution of up to $250 million of cash held in CFAC V’s trust account (assuming no redemptions by CFAC V’s public stockholders), and a concurrent PIPE offering of $100 million led by SoftBank’s SBLA Advisers Corp. and Cantor Fitzgerald, among other top-tier institutional investors.

The transaction, which has been unanimously approved by the Boards of Directors of Satellogic and CFAC V, is subject to approval by CFAC V’s stockholders and other customary closing conditions.

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be available in a Current Report on Form 8-K to be filed by CFAC V with the U.S. Securities and Exchange Commission (the “SEC”) and at www.sec.gov.

Advisors

J.P. Morgan is serving as exclusive financial advisor to Satellogic, with Friedman Kaplan Seiler & Adelman LLP and Greenberg Traurig LLP serving as legal counsel to the Company. Cantor Fitzgerald & Co. is serving as financial advisor and capital markets advisor to CFAC V as well as placement agent on the PIPE, with Hughes Hubbard & Reed LLP serving as legal counsel to CFAC V.

Webcast and Presentation Information

Satellogic and CFAC V have posted a joint webcast to discuss the proposed transaction today, Tuesday, July 6, 2021 at 6:30 A.M. EST. The webcast, detailed investor presentation, and all other materials are available at https://satellogic.com/investors/. Additionally, CFAC V has filed the investor presentation with the SEC as an exhibit to a Current Report on Form 8-K, which is available on the SEC’s website at www.sec.gov.

About CF Acquisition Corp. V

CF Acquisition Corp. V is a blank check company led by Chairman and Chief Executive Officer Howard W. Lutnick. CFAC V was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. CFAC V focuses on industries where its management team and founders have experience and insights and can bring significant value to business combinations.

About Cantor Fitzgerald

CFAC V is sponsored by Cantor Fitzgerald. Cantor Fitzgerald, with over 12,000 employees, is a leading global financial services group at the forefront of financial and technological innovation and has been a proven and resilient leader for over 70 years. Cantor Fitzgerald & Co. is a preeminent investment bank serving more than 5,000 institutional clients around the world, recognized for its strengths in fixed income and equity capital markets, investment banking, SPAC underwriting and PIPE placements, prime brokerage, commercial real estate and for its global distribution platform. Cantor Fitzgerald & Co. is one of the 24 primary dealers authorized to transact business with the Federal Reserve Bank of New York. Cantor Fitzgerald is a leading SPAC sponsor, having completed multiple initial public offerings and announced multiple business combinations through its CF Acquisition platform. For more information, please visit: www.cantor.com.

About Satellogic

Founded in 2010 by Emiliano Kargieman and Gerardo Richarte, Satellogic is the first vertically integrated geospatial analytics company, driving real outcomes with planetary-scale insights. Satellogic is building the first scalable, fully automated Earth Observation platform with the ability to remap the entire planet at both high-frequency and high-resolution, providing accessible and affordable solutions for customers.

Satellogic’s mission is to democratize access to geospatial data through its information platform to help solve the world’s most pressing problems including climate change, water, energy, and food supply. Using its patented earth imaging technology, Satellogic unlocks the power of Earth Observation to deliver high-quality, planetary insights at the lowest cost in the industry.

With more than a decade of experience in space, Satellogic has proven technology and a strong track record of delivering satellites to orbit unlike any competitor. Satellogic currently operates 17 commercial satellites in orbit, including four launched on June 30, delivering high-resolution data to customers, and by 2025, Satellogic anticipates completing a constellation of 300+ fully operating satellites in its constellation, unlocking the $140 billion+ TAM opportunity for commercial applications.

To learn more, visit www.satellogic.com.

Additional Information

This press release relates to a proposed transaction between Satellogic and CFAC V. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein, CFAC V, Satellogic and/or a successor entity of the transaction intend to file relevant materials with the SEC, including a registration statement on Form F-4 with the SEC, which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all CFAC V shareholders. Satellogic, CFAC V and/or a successor entity of the transaction will also file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of Satellogic and CFAC V are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Satellogic, CFAC V or any successor entity of the transaction through the website maintained by the SEC at www.sec.gov.

The documents filed by CFAC V with the SEC also may be obtained free of charge upon written request to CF Acquisition Corp. V, 110 East 59th Street, New York, NY 10022 or via email at CFV@cantor.com. The documents filed by Satellogic or any successor entity of the transaction with the SEC also may be obtained free of charge upon written request to Satellogic USA, Inc., 210 Delburg St., Davidson, NC 28036.

Participants in the Solicitation

Satellogic, CFAC V and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from CFAC V’s stockholders in connection with the proposed transaction. A list of the names of such directors and executive officers, and information regarding their interests in the business combination and their ownership of CFAC V’s securities are, or will be, contained in CFAC V’s filings with the SEC, and such information and names of Satellogic’s directors and executive officers will also be in the Registration Statement on Form F-4 to be filed with the SEC by Satellogic, CFAC V or any successor entity of the transaction, which will include the proxy statement of CFAC V.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of CFAC V, Satellogic or any successor entity of the transaction, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”).

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction between CFAC V and Satellogic. Such forward-looking statements include, but are not limited to, statements regarding the closing of the transaction and CFAC V’s, Satellogic’s or their respective management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on CFAC V’s and Satellogic’s current expectations and beliefs concerning future developments and their potential effects on CFAC V, Satellogic or any successor entity of the transaction and include statements concerning (i) Satellogic’s ability to scale its constellation, (ii) Satellogic’s ability to meet image quality expectations and continue to offer superior unit economics, (iii) Satellogic’s ability to become or remain an industry leader, (iv) Satellogic’s ability to address all commercial applications for satellite imagery or address a certain total addressable market, (v) expectations regarding cash on the balance sheet following closing and whether such cash will be sufficient to meet Satellogic’s business objectives and (vi) the expected timing of closing the transaction. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These statements are based on various assumptions, whether or not identified in this press release. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by, an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CFAC V and Satellogic. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of CFAC V’s securities, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by CFAC V’s stockholders, the satisfaction of the minimum trust account amount following any redemptions by CFAC V’s public stockholders and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the inability to complete the PIPE offering, (v) the effect of the announcement or pendency of the transaction on Satellogic’s business relationships, operating results and business generally, (vi) risks that the transaction disrupts current plans and operations of Satellogic, (vii) changes in the competitive and highly regulated industries in which Satellogic operates, variations in operating performance across competitors and changes in laws and regulations affecting Satellogic’s business, (viii) the ability to implement business plans, forecasts and other expectations after the completion of the transaction, and identify and realize additional opportunities, (ix) the risk of downturns in the commercial launch services, satellite and spacecraft industry, (x) the outcome of any legal proceedings that may be instituted against Satellogic or CFAC V related to the merger agreement or the transaction, (xi) volatility in the price of CFAC V’s or any successor entity’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which Satellogic operates or plans to operate, variations in performance across competitors, changes in laws and regulations affecting Satellogic’s business and changes in the combined capital structure, (xii) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, (xiii) the risk that Satellogic and its current and future collaborators are unable to successfully develop and commercialize Satellogic’s products or services, or experience significant delays in doing so, (xiv) the risk that Satellogic may never achieve or sustain profitability, (xv) the risk that Satellogic may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, (xvi) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations, (xvii) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations, (xviii) the risk of product liability or regulatory lawsuits or proceedings relating to Satellogic’s products and services, (xix) the risk that Satellogic is unable to secure or protect its intellectual property and (xx) the risk that the post-combination company’s securities will not be approved for listing on The Nasdaq Stock Market LLC or another stock exchange or if approved, maintain the listing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement on Form F-4 and proxy statement/prospectus discussed above and other documents filed or to be filed by CFAC V, Satellogic and/or or any successor entity of the transaction from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Satellogic and CFAC V assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Satellogic nor CFAC V gives any assurance that either Satellogic, CFAC V or the combined company will achieve its expectations.

For downloadable assets, please visit: https://satellogic.com/investors/.

Contacts

Satellogic

pr@satellogic.com

Investor Relations & Media Inquiries

FTI Consulting
Rachel Chesley / Antonia Gray

Satellogic@fticonsulting.com

CF Acquisition Corp. V

Karen Laureano-Rikardsen

KLRikardsen@cantor.com

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